IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                         PACIFIC CAPITAL
                        CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 22, 1996

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital Cash Assets Trust
(the "Trust") will be held:

Place:         (a)  at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 22, 1996
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat
                         Marwick LLP as the Trust's independent
                         auditors for the fiscal year ending
                         March 31, 1996 (Proposal No. 1);




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.



                         (iii)  to act upon a proposed amended
                         and restated Investment Advisory
                         Agreement to permit the Trust to pay
                         fees to Trustees who are Directors of
                         the Adviser (Proposal No. 2); and

                         (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 5, 1996 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close
                         of business on the record date
                         determines the number of shares you may
                         vote at the Meeting (or any adjourned
                         meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



   February 2, 1996




                                 (ii)

                         PACIFIC CAPITAL
                       CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

     The Annual Meeting of the Shareholders of Pacific Capital
Cash Assets Trust will consider a Proposal of vital importance to the Trust, in addition to election of Trustees and approval of the Trust's auditors:

          *    Action on an amended and restated
               Investment Advisory Agreement which
               will provide for payment to
               Trustees who are Directors of the
               Adviser; See Proposal No. 2.

     The Board of Trustees believes that this proposal is in the best interest of the Trust and its shareholders. Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.


                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

        A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

        This Notice and Proxy Statement are first being mailed on or about February 2, 1996.

     Cash Assets Trust, a Massachusetts business trust is a professionally managed, open-end investment company consisting of three separate funds or portfolios: Pacific Capital Cash Assets Trust ("CAT"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT"). In this Proxy Statement the "Business Trust" means Cash Assets Trust, the business trust, the "Funds" means the three portfolios of the Business Trust and the "Trust" means the Portfolio, Pacific Capital Cash Assets Trust. There are two classes of shares of each of the Funds: "Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

        Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon certain matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders of both classes of the Trust and both classes of the other two Portfolios, are entitled to vote at the meeting. With respect to Proposal No. 2, a matter that affects only the Trust, only shareholders of both classes of the Trust are entitled to vote and the shareholders of the other two portfolios are not entitled to vote.

     On January 5, 1996 the total number of shares outstanding for the Business Trust as a whole, and for each of the three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

        Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. Philpotts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992. Mrs. Thelma Chun-Hoon Zen, a founding Trustee, has advised the Trust that she will not be a candidate for reelection because of health reasons.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of Aquila Distributors, Inc. (the "Distributor"). Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 66, Shares Owned: None

Founder of the Trust and President and a Director of the Administrator since 1984; Founder, President and Chairman of the Board of Trustees of Prime Cash Fund since 1982, of Short Term Asset Reserves since 1984, of Churchill Cash Reserves Trust since 1985 and of Cascades Cash Fund, 1989-1994, all of which are money market funds to which the Administrator is administrator and which together with the Funds are referred to as the "Money Funds"; Founder, President and Chairman of the Board of Trustees of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund since 1992, all of which are tax-free municipal bond funds, and an equity fund, Aquila Rocky Mountain Equity Fund since 1993, to all of which the Administrator is administrator and which are referred to as the "Bond and Equity Funds"; Chairman and President, Chief Executive Officer (Chairman of the Board of Trustees and/or President) and Trustee of Capital Cash Management Trust ("CCMT"), since 1981 and Founder and executive officer (since 1974) of CCMT and its predecessor; Vice President, a Director and Secretary since 1981 (formerly Treasurer) of the Distributor, which is distributor (i.e., principal underwriter) for the Money Funds and the Bond and Equity Funds; President and a Director of STCM Management Company, Inc., Adviser to CCMT; Chairman, President and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983; Director of Saratoga Advantage Trust, a group of mutual funds, since 1994; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, Age: 72, Shares Owned: None

Director of Augat Inc., a manufacturing corporation, since 1979, Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, of Cascades Cash Fund, 1989-1994 and of Narragansett Insured Tax-Free Income Fund since 1992; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plymouth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 73, Shares Owned: None

Retired; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona since 1987 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 64, Shares Owned: None

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 62, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Investment Counseling, Federated Investors, Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; Director of several privately owned corporations; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona since 1986; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983.

Richard W. Gushman, II, Trustee, Age: 49, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Board of Aloha United Way; member of the Board of Trustees of the Mari-Med Foundation, Downtown Improvement Association, Boys and Girls Club of Honolulu.

Stanley W. Hong, Trustee, Age: 59, Shares Owned: None

Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 60, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and since 1989, of Hawaiian Tax-Free Trust since 1984, of Churchill Cash Reserves Trust since 1985 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 51, Shares Owned: None

Executive Director, Hawaii Government Employees Association
AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State
Insurance Group since 1988; Trustee of several charitable organizations.

Douglas Philpotts*, Trustee, Age: 64, Shares Owned: None

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 64, Shares Owned: None

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Board Member, KBPS Public Radio Foundation.

William C. Wallace, Vice President, Age: 60

Vice President of Capital Cash Management Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Diana P. Herrmann, Vice President, Age: 37

   Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Vice President and formerly Assistant Vice President of the Money Funds since 1986; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Charles E. Childs, III, Vice President, Age: 38

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987);
Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President, Age: 56

Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Vice President of the Money Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Assistant Vice President, Age: 45

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 71

Chief Financial Officer of the Money Funds and the Bond and Equity Funds since 1991; Treasurer of the Money Funds and the Bond and Equity Funds, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 60

Treasurer of the Money Funds and the Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 56

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Money Funds and the Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 29

Assistant Secretary of the Money Funds and the Bond and Equity
Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the officers of the Funds. During the fiscal year ended March 31, 1995, the Cash Fund, the Tax-Free Fund and the Treasuries Fund paid, respectively $85,532, $39,285 and $24,393, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and an equity fund. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                 Compensation      Compensation   Compensation
 Name            from CAT          from TFCAT     from USTCAT

Vernon R.        $6,967            $4,009          $2,211
Alden

Arthur K.        $6,985            $3,031           $1,833
Carlson

William M.       $6,979            $3,210          $1,941
Cole

Thomas W.        $7,380            $3,402          $1,825
Courtney

Richard W.       $6,250            $3,000          $1,750
Gushman

Stanley W.       $6,250            $3,000          $1,750
Hong

Theodore T.      $7,085            $3,096          $1,835
Mason

Russell K.        $7,029            $3,542          $1,770
Okata

Douglas          $152              $465            $10
Philpotts

Oswald K.        $6,000            $3,000          $1,750
Stender

             Compensation         Number of Aquila Group
             from all funds       boards on which the
             in the Aquila        Trustee serves
             Group

 Name
Vernon R.    $33,591                    7
Alden

Arthur K.    $34,705                    7
Carlson

William M.   $27,842                    5
Cole

Thomas W.    $27,036                    5
Courtney

Richard W.   $19,050                    4
Gushman

Stanley W.   $20,258                    4
Hong

Theodore T.  $40,290                    8
Mason

Russell K.   $19,492                    4
Okata

Douglas      $1,876                     4
Philpotts

Oswald K.    $17,250                    4
Stender



     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of September 30, 1995, these funds had aggregate assets of approximately $2.6 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     For the fiscal year ended March 31, 1995, the Trust, TFCAT and USTCAT paid or accrued to the Adviser fees of $1,515,705, $412,599 and $215,004, respectively, and paid or accrued to the Administrator fees of $624,649, $156,612 and $89,228, respectively under the Advisory and Administration Agreements. For USTCAT, the Adviser waived $30,974 and the Administrator waived $10,325 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and an equity fund) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann. In anticipation of this transaction, the Board of Trustees, including a majority of the independent Trustees, has approved a new Distribution Agreement for the Trust with no material change from the currently effective Distribution Agreement.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. Except for Mrs. Zen who was absent for medical reasons, all Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1996. Such selection is submitted to the shareholders for ratification or rejection.

        The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                     APPROVAL OR DISAPPROVAL
             OF A NEW INVESTMENT ADVISORY AGREEMENT
             WHICH WILL PROVIDE FOR PAYMENT OF FEES
          TO TRUSTEES WHO ARE DIRECTORS OF THE ADVISER
                        (Proposal No. 2)


Background and Reasons for the Proposal

     Since the Trust's inception, Hawaiian Trust Company, Limited
(the "Adviser") has supervised the investment program of the Trust and the composition of its portfolio.

        The services of the Adviser are rendered under an Investment Advisory Agreement (the "Current Advisory Agreement"), approved by the shareholders of the Trust on January 6, 1995, which went into effect on September 5, 1995, upon determination by the Board of Trustees that certain changes in the arrangements for fund accounting contemplated by the agreement were satisfactory. The Current Advisory Agreement replaced an advisory agreement with the Adviser then in effect which had the same terms except for the such accounting arrangements.

     The change in the Current Advisory Agreement being proposed will allow the Trust to pay compensation to certain Trustees who are affiliated with the Adviser at the same rate that it pays to its other Trustees. Under the Current Advisory Agreement, the Trust pays no compensation to any of such Trustees and the payment of their compensation, if any, is the responsibility of the Adviser.

     Mr. Douglas Philpotts is the only Trustee who would be affected by the change. Mr. Philpotts is currently a Director of the Adviser. He retired as Chairman of its Board in 1994. He receives no compensation from the Adviser for being a Trustee of the Trust. The Trust considers that in view of his long association with the Adviser, Mr. Philpotts makes a valuable contribution to the Board of Trustees and that it is appropriate that he be compensated for his services at the same rate as the Trust's other Trustees.

        If Mr. Philpotts had been compensated at the same rate as the other Trustees during the Trust's last fiscal year, he would have been paid as follows:


               Compensation      Compensation   Compensation
Name           from CAT          from TFCAT     from USTCAT

Douglas        $6,967            $4,009          $2,211
Philpotts

              Compensation         Number of Aquila Group
              from all funds       boards on which the
              in the Aquila        Trustee serves
Name          Group

Douglas       $20,935                   4
Philpotts




        During the Trust's last fiscal year, its total expenses of operations were $2,523,351. Payment of Trustee's fees to Mr.
Philpotts would have increased overall expenses of operations by
0.0015 of 1%.

        No portion of the payment to Mr. Philpotts will be paid to the Adviser and payment of these fees by the Trust will not result in reduction of any amounts payable, or costs to be borne by the Adviser under the Advisory Agreement. Payment of Trustee's fees to Mr. Philpotts will not result in any increase or decrease in the advisory fee the Trust pays to the Adviser.

     An advisory agreement incorporating the proposed new arrangements (the "New Advisory Agreement") was approved on October 27, 1995, in accordance with the 1940 Act by a vote in-person of a majority of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), at a called and held for the purpose of voting on the New Advisory Agreement.

Description of the Advisory Agreement
and the Proposed Changes to it

     Except where necessary to distinguish the Current Advisory
Agreement from the New Advisory Agreement, both agreements are referred to as the Advisory Agreement.

     The Advisory Agreement of the Trust provides, subject to the control of the Board of Trustees, for investment supervision by the Adviser. The Adviser furnishes information as to the Trust's portfolio securities to any provider of fund accounting services to the Trust; monitors records of the Trust as to the Trust's portfolio, including prices, maintained by such provider of such services; and supplies at its expense, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Current Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the New Advisory Agreement, this provision would be modified to provide that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Trust's Administration Agreement or by the Trust's principal underwriter are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Trust pays a fee, payable monthly and computed on the net asset value of the Trust as of the close of business each business day, at the annual rate of
0.33 of 1% of such net assets up to $325 million, and on net assets above that amount at an annual rate of 0.43 of 1% of such net assets. However, the total fees which the Trust pays are at the annual rate of 0.50 of 1% of such net assets, since the Administrator also receives a fee from the Trust. The Administration Agreement as discussed below. The Adviser and/or Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of either fee.

     The Adviser agrees that its fee shall be reduced, but not below zero, by an amount equal to the pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The New Advisory Agreement will go into effect upon approval of the Trust's shareholders and will continue until the June 30, next preceding the second anniversary of such approval, that is until June 30, 1997, and from year to year thereafter, but only so long as such continuance is specifically approved in accordance with the 1940 Act; under the 1940 Act such continuance must be approved annually by the vote of the Board of Trustees including a majority of the Trust's Independent Trustees cast in person at a meeting called for the purpose of such approval, or by the vote of a majority of the Trust's Independent Trustees and the vote of the holders of a majority (as defined in the 1940
Act) of the Trust's shares. The Advisory Agreement may not be amended except by such a vote of the Trustees and shareholders.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as defined in the agreement).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Trust's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser, acting as agent for the Trust, shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

     During the Trust's fiscal year ended March 31, 1995, all of its transactions were principal transactions and no brokerage commissions were paid.

Information about the Adviser

     The Adviser, a Hawaii corporation organized in 1898, is the largest trust company in the state of Hawaii in terms of assets under administration. As of July 1, 1995, the Adviser had over $11 billion of clients' assets under administration. The Adviser is not authorized to, and does not, carry on a banking business. The Adviser is a wholly-owned subsidiary of Bank of Hawaii, all of whose shares are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaii law). The address of Bank of Hawaii and Bancorp is 130 Merchant Street, Honolulu, Hawaii 96813. Bancorp is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. Bancorp files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     The principal executive officer of the Adviser is Walter J. Laskey, President and a director of the Adviser; his address is 130 Merchant Street, Honolulu, Hawaii 96813. The other directors of the Adviser (each of whom has the same address, except as indicated) are Douglas Philpotts, H. Howard Stephenson, retired Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, Lawrence M. Johnson, Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, William E. Aull, retired President and Chief Executive Officer of Hawaiian Trust Company, Limited, 187 Dowsett Avenue, Honolulu, Hawaii 96817, Herbert M. Richards, President and Manager of Kahua Ranch, Ltd. and K. Tim Yee, President of The Queen Emma Foundation, 615 Piikoi Street, Suite 701, Honolulu, Hawaii, 96814.

     The Adviser, the Administrator and the Distributor have entered into non-binding principles of cooperation, with the approval of the Board of Trustees, relating to various matters including an agreement to consult with each other with respect to suggested nominations to the Board of Trustees, recognizing that ultimate selection of nominees as "Independent Trustees" within the meaning of the Trust's Distribution Plan is to be made by the Independent Trustees. In addition, the Trust has entered into separate agreements with the Adviser, the Administrator and the Distributor under which the service providers have respectively agreed not to serve in the same capacities for any mutual fund with the same objectives as the Trust under the circumstances described in these agreements.

     The Adviser acts in the same capacity for the following other investment companies with similar objectives. Their approximate net assets as of January 5, 1996, were as follows:
TFCAT, approximately $151 million and USTCAT, approximately $81 million. The Adviser is currently paid a fee by each of TFCAT and USTCAT at the annual rate of 0.27 of 1% of their net assets up to $95 million and $60 million, respectively, and at a rate of 0.33 of 1% over those amounts. The Administrator is currently paid a fee by each of TFCAT and USTCAT at the annual rate of 0.13 of 1% of their net assets up to $95 million and $60 million, respectively, and at a rate of 0.07 of 1% over those amounts.

     The shareholders of the other two Funds of the Business
Trust, TFCAT and USTCAT, are also being asked to approve the same change in the advisory agreement each has with the Adviser.

Action Requested

               THE BOARD OF TRUSTEES RECOMMENDS
               THAT PROPOSAL NO. 2, THE PROPOSED
               NEW ADVISORY AGREEMENT, BE
               APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust.

     If the required votes are not obtained at the Meeting or any adjourned meeting or meetings, the Board of Trustees will consider appropriate action, which could include calling another special meeting of shareholders.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                              EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 5, 1996

                        ============

                                             Pacific Capital
                         Business Trust:     Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                286,057,920         151,472,568
Hawaii                   (50.6%)             (45.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               208,424,312         159,758,611
Missouri                 (36.9%)             (47.9%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            50,760,865          21,615,745
Pennsylvania             (9.0%)              (6.5%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          None
New Jersey                   *


TOTAL SHARES
OUTSTANDING              565,525,279         333,566,618



                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust:       Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares
Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                74,588,075          59,997,276
Hawaii                   (49.3%)             (74.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               38,575,401          10,090,300
Missouri                 (25.5%)             (12.5%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            18,743,894          10,401,226
Pennsylvania             (12.4%)             (12.9%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          none
New Jersey               (10.3%)


TOTAL SHARES
OUTSTANDING              151,390,124         80,568,537

*  N/A -- Less than 5% of the portfolio

                         PACIFIC CAPITAL
                        CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 22, 1996

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of PACIFIC CAPITAL CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 22, 1996 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS PHILPOTTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



                 Action on new advisory agreement
                 to authorize payment of fees to
                 Trustees who are Directors of the Adviser;
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]




                 Dated:  ____________  ______, 1996
                            Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                         PACIFIC CAPITAL
                U.S. TREASURIES CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 22, 1996

TO OUR SHAREHOLDERS:

      The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital U.S Treasuries
Cash Assets Trust (the "Trust") will be held:

Place:    (a)       at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 22, 1996
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat
                         Marwick LLP as the Trust's independent
                         auditors for the fiscal year ending
                         March 31, 1996 (Proposal No. 1);




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.



                         (iii)  to act upon a proposed amended
                         and restated Investment Advisory
                         Agreement to permit the Trust to pay
                         fees to Trustees who are Directors of
                         the Adviser (Proposal No. 2); and

                         (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 5, 1996 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close
                         of business on the record date
                         determines the number of shares you may
                         vote at the Meeting (or any adjourned
                         meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



   February 2, 1996




                                 (ii)

                         PACIFIC CAPITAL
                U.S.TREASURIES CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

     The Annual Meeting of the Shareholders of Pacific Capital
U.S. Treasuries Cash Assets Trust will consider a Proposal of vital importance to the Trust, in addition to election of Trustees and approval of the Trust's auditors:

          *    Action on an amended and restated
               Investment Advisory Agreement which
               will provide for payment to
               Trustees who are Directors of the
               Adviser; See Proposal No. 2.

     The Board of Trustees believes that this proposal is in the best interest of the Trust and its shareholders. Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital U.S. Treasuries Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

        A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

        This Notice and Proxy Statement are first being mailed on or about February 2, 1996.

     Cash Assets Trust, a Massachusetts business trust is a professionally managed, open-end investment company consisting of three separate portfolios: Pacific Capital Cash Assets Trust ("CAT"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT"). In this Proxy Statement the "Business Trust" means Cash Assets Trust, the business trust, the "Funds" means the three portfolios of the Business Trust and the "Trust" means the Portfolio, Pacific Capital U.S. Treasuries Cash Assets Trust. There are two classes of shares of each of the Funds: "Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

        Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon certain matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders of both classes of the Trust and both classes of the other two portfolios, are entitled to vote at the meeting. With respect to Proposal No. 2, a matter that affects only the Trust, only shareholders of both classes of the Trust are entitled to vote and the shareholders of the other two portfolios are not entitled to vote.

     On January 5, 1996 the total number of shares outstanding for the Business Trust as a whole, and for each of the three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

        Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Business Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. Philpotts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992. Mrs. Thelma Chun-Hoon Zen, a founding Trustee, has advised the Trust that she will not be a candidate for reelection because of health reasons.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of Aquila Distributors, Inc. (the "Distributor"). Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 66, Shares Owned: None

Founder of the Trust and President and a Director of the Administrator since 1984; Founder, President and Chairman of the Board of Trustees of Prime Cash Fund since 1982, of Short Term Asset Reserves since 1984, of Churchill Cash Reserves Trust since 1985 and of Cascades Cash Fund, 1989-1994, all of which are money market funds to which the Administrator is administrator and which together with the Funds are referred to as the "Money Funds"; Founder, President and Chairman of the Board of Trustees of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund since 1992, all of which are tax-free municipal bond funds, and an equity fund, Aquila Rocky Mountain Equity Fund since 1993, to all of which the Administrator is administrator and which are referred to as the "Bond and Equity Funds"; Chairman and President, Chief Executive Officer (Chairman of the Board of Trustees and/or President) and Trustee of Capital Cash Management Trust ("CCMT"), since 1981 and Founder and executive officer (since 1974) of CCMT and its predecessor; Vice President, a Director and Secretary since 1981 (formerly Treasurer) of the Distributor, which is distributor (i.e., principal underwriter) for the Money Funds and the Bond and Equity Funds; President and a Director of STCM Management Company, Inc., Adviser to CCMT; Chairman, President and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983; Director of Saratoga Advantage Trust, a group of mutual funds, since 1994; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, Age: 72, Shares Owned: None

Director of Augat Inc., a manufacturing corporation, since 1979, Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, of Cascades Cash Fund, 1989-1994 and of Narragansett Insured Tax-Free Income Fund since 1992; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plymouth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 73, Shares Owned: None

Retired; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona since 1987 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 64, Shares Owned: None

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 62, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Investment Counseling, Federated Investors, Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; Director of several privately owned corporations; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona since 1986; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983.

Richard W. Gushman, II, Trustee, Age: 49, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Board of Aloha United Way; member of the Board of Trustees of the Mari-Med Foundation, Downtown Improvement Association, Boys and Girls Club of Honolulu.

Stanley W. Hong, Trustee, Age: 59, Shares Owned: None

Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 60, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and since 1989, of Hawaiian Tax-Free Trust since 1984, of Churchill Cash Reserves Trust since 1985 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 51, Shares Owned: None

Executive Director, Hawaii Government Employees Association
AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State
Insurance Group since 1988; Trustee of several charitable organizations.

Douglas Philpotts*, Trustee, Age: 64, Shares Owned: None

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 64, Shares Owned: None

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Board Member, KBPS Public Radio Foundation.

William C. Wallace, Vice President, Age: 60

Vice President of Capital Cash Management Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Diana P. Herrmann, Vice President, Age: 37

   Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Vice President and formerly Assistant Vice President of the Money Funds since 1986; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Charles E. Childs, III, Vice President, Age: 38

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987);
Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President, Age: 56

Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Vice President of the Money Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Assistant Vice President, Age: 45

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 71

Chief Financial Officer of the Money Funds and the Bond and Equity Funds since 1991; Treasurer of the Money Funds and the Bond and Equity Funds, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 60

Treasurer of the Money Funds and the Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 56

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Money Funds and the Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 29

Assistant Secretary of the Money Funds and the Bond and Equity
Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the officers of the Funds. During the fiscal year ended March 31, 1995, the Cash Fund, the Tax-Free Fund and the Treasuries Fund paid, respectively $85,532, $39,285 and $24,393, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and an equity fund. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.




                 Compensation      Compensation    Compensation
 Name            from CAT          from TFCAT      from USTCAT

Vernon R.        $6,967            $4,009          $2,211
Alden

Arthur K.        $6,985            $3,031          $1,833
Carlson

William M.       $6,979            $3,210          $1,941
Cole

Thomas W.        $7,380            $3,402          $1,825
Courtney

Richard W.       $6,250            $3,000          $1,750
Gushman

Stanley W.       $6,250            $3,000          $1,750
Hong

Theodore T.      $7,085            $3,096          $1,835
Mason

Russell K.        $7,029            $3,542          $1,770
Okata

Douglas          $152              $465            $10
Philpotts

Oswald K.        $6,000            $3,000          $1,750
Stender

             Compensation         Number of Aquila Group
             from all funds       boards on which the
             in the Aquila        Trustee serves
Name         Group

Vernon R.    $33,591                    7
Alden

Arthur K.    $34,705                    7
Carlson

William M.   $27,842                    5
Cole

Thomas W.    $27,036                    5
Courtney

Richard W.   $19,050                    4
Gushman

Stanley W.   $20,258                    4
Hong

Theodore T.  $40,290                    8
Mason

Russell K.   $19,492                    4
Okata

Douglas      $1,876                     4
Philpotts

Oswald K.    $17,250                    4
Stender




     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of September 30, 1995, these funds had aggregate assets of approximately $2.6 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     For the fiscal year ended March 31, 1995, CAT, TFCAT and the Trust paid or accrued to the Adviser fees of $1,515,705, $412,599 and $215,004, respectively, and paid or accrued to the Administrator fees of $624,649, $156,612 and $89,228, respectively under the Advisory and Administration Agreements. For the Trust, the Adviser waived $30,974 and the Administrator waived $10,325 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and an equity fund) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann. In anticipation of this transaction, the Board of Trustees, including a majority of the independent Trustees, has approved a new Distribution Agreement for the Trust with no material change from the currently effective Distribution Agreement.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. Except for Mrs. Zen who was absent for medical reasons, all Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1996. Such selection is submitted to the shareholders for ratification or rejection.

        The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                     APPROVAL OR DISAPPROVAL
             OF A NEW INVESTMENT ADVISORY AGREEMENT
             WHICH WILL PROVIDE FOR PAYMENT OF FEES
          TO TRUSTEES WHO ARE DIRECTORS OF THE ADVISER
                        (Proposal No. 2)


Background and Reasons for the Proposal

     Since the Trust's inception, Hawaiian Trust Company, Limited
(the "Adviser") has supervised the investment program of the Trust and the composition of its portfolio.

        The services of the Adviser are rendered under an Investment Advisory Agreement (the "Current Advisory Agreement"), approved by the shareholders of the Trust on January 6, 1995, which went into effect on September 5, 1995, upon determination by the Board of Trustees that certain changes in the arrangements for fund accounting contemplated by the agreement were satisfactory. The Current Advisory Agreement replaced an advisory agreement with the Adviser then in effect which had the same terms except for the such accounting arrangements.

     The change in the Current Advisory Agreement being proposed will allow the Trust to pay compensation to certain Trustees who are affiliated with the Adviser at the same rate that it pays to its other Trustees. Under the Current Advisory Agreement, the Trust pays no compensation to any of such Trustees and their payment of their compensation, if any, is the responsibility of the Adviser.

     Mr. Douglas Philpotts is the only Trustee who would be affected by the change. Mr. Philpotts is currently a Director of the Adviser. He retired as Chairman of its Board in 1994. He receives no compensation from the Adviser for being a Trustee of the Trust. The Trust considers that in view of his long association with the Adviser and his knowledge of Hawaii, Mr. Philpotts makes a valuable contribution to the Board of Trustees and that it is appropriate that he be compensated for his services at the same rate as the Trust's other Trustees.

        If Mr. Philpotts had been compensated at the same rate as the other Trustees during the Trust's last fiscal year, he would have been paid as follows:



                Compensation      Compensation   Compensation
Name            from CAT          from TFCAT     from USTCAT

Douglas        $6,967            $4,009          $2,211
Philpotts

             Compensation         Number of Aquila Group
             from all funds       boards on which the
             in the Aquila        Trustee serves
Name         Group

Douglas      $20,935                    4
Philpotts




        During the Trust's last fiscal year, its total expenses of operations were $410,605 (after fee waivers). Payment of Trustee's fees to Mr. Philpotts would have increased overall expenses of operations by 0.0027 of 1%.

        No portion of the payment to Mr. Philpotts will be paid to the Adviser and payment of these fees by the Trust will not result in reduction of any amounts payable, or costs to be borne by the Adviser under the Advisory Agreement. Payment of Trustee's fees to Mr. Philpotts will not result in any increase or decrease in the advisory fee the Trust pays to the Adviser.

     The New Advisory Agreement was approved on October 27, 1995, in accordance with the 1940 Act, by a vote in-person of a majority of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), at a meeting called and held for the purpose of voting on the New Advisory Agreement.

Description of the Advisory Agreement
and the Proposed Changes to it

     Except where necessary to distinguish the Current Advisory
Agreement from the New Advisory Agreement, both agreements are referred to as the Advisory Agreement.

     The Advisory Agreement of the Trust provides, subject to the control of the Board of Trustees, for investment supervision by the Adviser. The Adviser furnishes information as to the Trust's portfolio securities to any provider of fund accounting services to the Trust; monitors records of the Trust as to the Trust's portfolio, including prices, maintained by such provider of such services; and supplies at its expense, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Current Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the New Advisory Agreement, this provision would be modified to provide that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Trust's Administration Agreement or by the Trust's principal underwriter are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes, and non-recurring expenses, including litigation.

        Under the Advisory Agreement, the Trust pays a fee, payable monthly and computed on the net asset value of the Trust as of the close of business each business day, at the annual rate of 0.27 of 1% of such net assets up to $60 million, and on net assets above that amount at an annual rate of 0.33 of 1% of such net assets. However, the total fees which the Trust pays are at the annual rate of 0.40 of 1% of such net assets, since the Administrator also receives a fee from the Trust the Administration Agreement as discussed below. The Adviser and/or Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of either fee.

     The Adviser agrees that its fee shall be reduced, but not below zero, by an amount equal to the pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The New Advisory Agreement will go into effect upon approval of the Trust's shareholders and will continue until the June 30, next preceding the second anniversary of such approval, that is until June 30, 1997, and from year to year thereafter, but only so long as such continuance is specifically approved in accordance with the 1940 Act; under the 1940 Act such continuance must be approved annually by the vote of the Board of Trustees including a majority of the Trust's Independent Trustees cast in person at a meeting called for the purpose of such approval, or by the vote of a majority of the Trust's Independent Trustees and the vote of the holders of a majority (as defined in the 1940
Act) of the Trust's shares. The Advisory Agreement may not be amended except by such a vote of the Trustees and shareholders.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as defined in the agreement).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Trust's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser, acting as agent for the Trust, shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

     During the Trust's fiscal year ended March 31, 1995, all of its transactions were principal transactions and no brokerage commissions were paid.

Information about the Adviser

     The Adviser, a Hawaii corporation organized in 1898, is the largest trust company in the state of Hawaii in terms of assets under administration. As of July 1, 1995, the Adviser had over $11 billion of clients' assets under administration. The Adviser is not authorized to, and does not, carry on a banking business. The Adviser is a wholly-owned subsidiary of Bank of Hawaii, all of whose shares are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaii law). The address of Bank of Hawaii and Bancorp is 130 Merchant Street, Honolulu, Hawaii 96813. Bancorp is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. Bancorp files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     The principal executive officer of the Adviser is Walter J. Laskey, President and a director of the Adviser; his address is 130 Merchant Street, Honolulu, Hawaii 96813. The other directors of the Adviser (each of whom has the same address, except as indicated) are Douglas tts, H. Howard Stephenson, retired Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, Lawrence M. Johnson, Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, William E. Aull, retired President and Chief Executive Officer of Hawaiian Trust Company, Limited, 187 Dowsett Avenue, Honolulu, Hawaii 96817, Herbert M. Richards, President and Manager of Kahua Ranch, Ltd. and K. Tim Yee, President of The Queen Emma Foundation, 615 Piikoi Street, Suite 701, Honolulu, Hawaii, 96814.

     The Adviser, the Administrator and the Distributor have entered into non-binding principles of cooperation, with the approval of the Board of Trustees, relating to various matters including an agreement to consult with each other with respect to suggested nominations to the Board of Trustees, recognizing that ultimate selection of nominees as "Independent Trustees" within the meaning of the Trust's Distribution Plan is to be made by the Independent Trustees. In addition, the Trust has entered into separate agreements with the Adviser, the Administrator and the Distributor under which the service providers have respectively agreed not to serve in the same capacities for any mutual fund with the same objectives as the Trust under the circumstances described in these agreements.

     The Adviser acts in the same capacity for the following other investment companies with similar objectives. Their approximate net assets as of January 5, 1996, were as follows:
CAT, approximately $334 million and TFCAT, approximately $151 million. The Adviser is currently paid a fee by each of CAT and TFCAT at the annual rate of 0.33 of 1% and 0.27 of 1% of their net assets up to $325 million and $95 million, respectively, and at a rate of 0.43 and 0.33 of 1% over those amounts. The Administrator is currently paid a fee by each of CAT and TFCAT at the annual rate of 0.17 of 1% and 0.13 of 1% of their net assets up to $325 million and $95 million, respectively, and at a rate of 0.07 of 1% over those amounts.

     The shareholders of the other two Funds of the Business
Trust, CAT and TFCAT are also being asked to approve the same change in the advisory agreement each has with the Adviser.

Action Requested

               THE BOARD OF TRUSTEES RECOMMENDS
               THAT PROPOSAL NO. 2, THE PROPOSED
               NEW ADVISORY AGREEMENT, BE
               APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust.

     If the required votes are not obtained at the Meeting or any adjourned meeting or meetings, the Board of Trustees will consider appropriate action, which could include calling another special meeting of shareholders.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                         EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 5, 1996

                        ============



                                             Pacific Capital
                         Business Trust:     Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                286,057,920         151,472,568
Hawaii                   (50.6%)             (45.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               208,424,312         159,758,611
Missouri                 (36.9%)             (47.9%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            50,760,865          21,615,745
Pennsylvania             (9.0%)              (6.5%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          None
New Jersey               *


TOTAL SHARES
OUTSTANDING              565,525,279         333,566,618



                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust:       Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                74,588,075          59,997,276
Hawaii                   (49.3%)             (74.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               38,575,401          10,090,300
Missouri                 (25.5%)             (12.5%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            18,743,894          10,401,226
Pennsylvania             (12.4%)             (12.9%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          none
New Jersey               (10.3%)


TOTAL SHARES
OUTSTANDING              151,390,124         80,568,537

 *  N/A -- Less than 5% of the portfolio

                         PACIFIC CAPITAL
                U.S. TREASURIES CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 22, 1996

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of U.S.TREASURIES CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 22, 1996 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS TTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



                 Action on new advisory agreement
                 to authorize payment of fees to
                 Trustees who are Directors of the Adviser;
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]




                 Dated:  ____________  ______, 1996
                            Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on March 22, 1996

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Pacific Capital Tax-Free Cash
Assets Trust (the "Trust") will be held:

Place:         (a)  at the offices of the Trust
                    380 Madison Avenue
                    Suite 2300
                    New York, NY 10017

Time:          (b)  on March 22, 1996
                    at 10:00 a.m., local time;

Purposes:      (c)  for the following purposes:

                         (i) to elect eleven Trustees; each
                         Trustee elected will hold office until
                         the next annual meeting of the Trust's
                         shareholders or until his or her
                         successor is duly elected;

                         (ii) to ratify (that is, to approve) or
                         reject the selection of KPMG Peat
                         Marwick LLP as the Trust's independent
                         auditors for the fiscal year ending
                         March 31, 1996 (Proposal No. 1);




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.



                         (iii)  to act upon a proposed amended
                         and restated Investment Advisory
                         Agreement to permit the Trust to pay
                         fees to Trustees who are Directors of
                         the Adviser (Proposal No. 2); and

                         (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)       To vote at the Meeting, you must have
                         been a shareholder of the Trust's
                         Original Share Class or the Trust's
                         Service Share Class on the Trust's
                         records at the close of business on
                         January 5, 1996 (the "record date").
                         Also, the number of shares held by you
                         according to such records at the close
                         of business on the record date
                         determines the number of shares you may
                         vote at the Meeting (or any adjourned
                         meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



   February 2, 1996


                                 (ii)

                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

     The Annual Meeting of the Shareholders of Pacific Capital
Tax-Free Cash Assets Trust will consider a Proposal of vital importance to the Trust, in addition to election of Trustees and approval of the Trust's auditors:

          *    Action on an amended and restated
               Investment Advisory Agreement which
               will provide for payment to
               Trustees who are Directors of the
               Adviser; See Proposal No. 2.

     The Board of Trustees believes that this proposal is in the best interest of the Trust and its shareholders. Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.


                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Pacific Capital Tax-Free Cash Assets Trust (the "Trust"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

        A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-7496 toll-free or 212-697-6666.

      The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Hawaiian Trust Company, Limited, Financial Plaza of the Pacific, P.O. Box 3170 Honolulu, Hawaii 96802 serves as the Trust's Investment Adviser.

        This Notice and Proxy Statement are first being mailed on or about February 2, 1996.

     Cash Assets Trust, a Massachusetts business trust that has (the "Trust") is a professionally managed, open-end investment company consisting of three separate funds: Pacific Capital Cash Assets Trust ("CAT"), Pacific Capital Tax-Free Cash Assets Trust ("TFCAT") and Pacific Capital U.S. Treasuries Cash Assets Trust ("USTCAT"). In this Proxy Statement the "Business Trust" means Cash Assets Trust, the business trust, the "Funds" means the three portfolios of the Business Trust and the "Trust" means the Portfolio, Pacific Capital Tax-Free Cash Assets Trust. There are two classes of shares of each of the Funds: "Service Shares" and "Original Shares."

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

        Each shareholder of the Business Trust on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares held on the record date. The meeting will act upon certain matters that affect the Business Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Business Trust as a whole, all shareholders of the Business Trust, including the shareholders of both classes of the Trust and both classes of the other two portfolios, are entitled to vote at the meeting. With respect to Proposal No. 2, a matter that affects only the Trust, only shareholders of both classes of the Trust are entitled to vote and the shareholders of the other two portfolios are not entitled to vote.

     On January 5, 1996 the total number of shares outstanding for the Business Trust as a whole, and for each of its three Funds, was as set forth in the table on Exhibit A to this Proxy Statement. Also listed on Exhibit A are the names and addresses of the holders as of that date of more than 5% of the outstanding shares of the Business Trust and of each Fund. Shareholdings are in the names of the holders listed, unless stated to be in the name of a nominee.

                      ELECTION OF TRUSTEES

     At the Meeting, eleven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

        Each of the nominees is presently a Trustee and was previously elected by the shareholders. Messrs. Gushman, Hong, Okata and Stender were elected by the shareholders on March 31, 1993. Each of the other nominees has been a Trustee since the beginning of the Business Trust's operations in 1984, except for Mr. Carlson, who was originally elected a Trustee at a meeting of the Board of Trustees held on October 19, 1987, Mr. Alden, who was originally elected at a meeting of the Board of Trustees held on June 12, 1989 and Mr. tts, who was originally elected at a meeting of the Board of Trustees held June 6, 1992. Mrs. Thelma Chun-Hoon Zen, a founding Trustee, has advised the Trust that she will not be a candidate for reelection because of health reasons.

     On the record date the officers and Trustees of the Trust held as a group less than 1% of the outstanding voting shares of the Business Trust or the Trust. Each of the Trust's Trustees and officers holds the same position with all of the Funds, the Trust and the two other series of the Business Trust. Each of the Trust's Trustees is also a Trustee of Hawaiian Tax-Free Trust, a municipal bond mutual fund having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator," the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor" and Hawaiian Trust Company, Limited is referred to by that name or as the "Adviser." Mr. Herrmann is an interested person of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as an officer of the Trust and as a Director, officer and shareholder of Aquila Distributors, Inc. (the "Distributor"). Mr. tts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 66, Shares Owned: None

Founder of the Trust and President and a Director of the Administrator since 1984; Founder, President and Chairman of the Board of Trustees of Prime Cash Fund since 1982, of Short Term Asset Reserves since 1984, of Churchill Cash Reserves Trust since 1985 and of Cascades Cash Fund, 1989-1994, all of which are money market funds to which the Administrator is administrator and which together with the Funds are referred to as the "Money Funds"; Founder, President and Chairman of the Board of Trustees of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund since 1992, all of which are tax-free municipal bond funds, and an equity fund, Aquila Rocky Mountain Equity Fund since 1993, to all of which the Administrator is administrator and which are referred to as the "Bond and Equity Funds"; Chairman and President, Chief Executive Officer (Chairman of the Board of Trustees and/or President) and Trustee of Capital Cash Management Trust ("CCMT"), since 1981 and Founder and executive officer (since 1974) of CCMT and its predecessor; Vice President, a Director and Secretary since 1981 (formerly Treasurer) of the Distributor, which is distributor (i.e., principal underwriter) for the Money Funds and the Bond and Equity Funds; President and a Director of STCM Management Company, Inc., Adviser to CCMT; Chairman, President and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983; Director of Saratoga Advantage Trust, a group of mutual funds, since 1994; Trustee of Brown University since 1990; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, Age: 72, Shares Owned: None

Director of Augat Inc., a manufacturing corporation, since 1979, Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, of Cascades Cash Fund, 1989-1994 and of Narragansett Insured Tax-Free Income Fund since 1992; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plymouth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Arthur K. Carlson, Trustee, Age: 73, Shares Owned: None

Retired; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona since 1987 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

William M. Cole, Trustee, Age: 64, Shares Owned: None

President of Cole International, Inc., financial and shipping consultants, since 1974; President of Cole Associates, shopping center and real estate developers, 1974-1976; President of Seatrain Lines, Inc., 1970-1974; former General Partner of Jones & Thompson, international shipping brokers; Trustee of Hawaiian Tax-Free Trust since 1985, of Tax-Free Fund of Colorado since 1987; Chairman of Cole Group, a financial consulting and real estate firm, since 1985.

Thomas W. Courtney, C.F.A., Trustee, Age: 62, Shares Owned: None

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Investment Counseling, Federated Investors, Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; Director of several privately owned corporations; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust since 1984, of Tax-Free Trust of Arizona since 1986; Director or Trustee of the various Quest for Value Funds, a group of stock, bond and money market mutual funds, since 1983.

Richard W. Gushman, II, Trustee, Age: 49, Shares Owned: None

President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in real estate; adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Board of Aloha United Way; member of the Board of Trustees of the Mari-Med Foundation, Downtown Improvement Association, Boys and Girls Club of Honolulu.

Stanley W. Hong, Trustee, Age: 59, Shares Owned: None

Business consultant since 1994; Senior Vice President of McCormack Properties, Ltd., 1993-1994; President and Chief Executive of the Hawaii Visitors Bureau, 1984-1993; Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company, 1973-1984; formerly Legislative Assistant to U.S. Senator Hiram L. Fong; member of the Boards of Directors of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of Nature Conservancy of Hawaii since 1990; Regent of Chaminade University of Honolulu since 1990.

Theodore T. Mason, Trustee, Age: 60, Shares Owned: None

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978; Vice Chairman of the Board of Trustees of CCMT since 1981; Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and since 1989, of Hawaiian Tax-Free Trust since 1984, of Churchill Cash Reserves Trust since 1985 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Russell K. Okata, Trustee, Age: 51, Shares Owned: None

Executive Director, Hawaii Government Employees Association
AFSCME Local 152, AFL-CIO; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Chairman of the Royal State
Insurance Group since 1988; Trustee of several charitable organizations.

Douglas tts*, Trustee, Age: 64, Shares Owned: None

Retired; Director of Hawaiian Trust Company, Limited since 1986, Chairman of the Board, 1992-1994 and President, 1986-1992; Director of Victoria Ward, Limited; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Trustee of the Strong Foundation; present or former director or trustee of a number of civic and charitable organizations in Hawaii.

Oswald K. Stender, Trustee, Age: 64, Shares Owned: None

Trustee of the Bernice Pauahi Bishop Estate since 1990; Director of Hawaiian Electric Industries, Inc., a public utility holding company, since 1993; Senior Advisor to the Trustees of The Estate of James Campbell, 1987-1989 and Chief Executive Officer, 1976-1988; Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Hawaiian Tax-Free Trust since 1992; Trustee of Pacific Capital Funds, which includes bond and stock funds, since 1993; Board Member, KBPS Public Radio Foundation.

William C. Wallace, Vice President, Age: 60

Vice President of Capital Cash Management Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Diana P. Herrmann, Vice President, Age: 37

   Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Tax-Free Fund of Kentucky since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Vice President and formerly Assistant Vice President of the Money Funds since 1986; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Charles E. Childs, III, Vice President, Age: 38

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987);
Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

John M. Herndon, Vice President, Age: 56

Assistant Secretary of the Money Funds and the Bond and Equity Funds since 1995; Vice President of the Money Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Sherri Foster, Assistant Vice President, Age: 45

Senior Vice President of Hawaiian Tax-Free Trust since 1993, Vice President, 1988-1992 and Assistant Vice President, 1985-1988; Registered Representative of the Distributor since 1985; Realtor-Associate of Sherrian Bender Realty, successor to John Wilson Enterprises, 1983-1994; Executive Secretary of the Hyatt Regency, Maui, 1981-1983.

Rose F. Marotta, Chief Financial Officer, Age: 71

Chief Financial Officer of the Money Funds and the Bond and Equity Funds since 1991; Treasurer of the Money Funds and the Bond and Equity Funds, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 60

Treasurer of the Money Funds and the Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 56

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Money Funds and the Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 29

Assistant Secretary of the Money Funds and the Bond and Equity
Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        The Funds do not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the officers of the Funds. During the fiscal year ended March 31, 1995, the Cash Fund, the Tax-Free Fund and the Treasuries Fund paid, respectively $85,532, $39,285 and $24,393, in compensation and reimbursement of expenses to its other Trustees. The Funds are among the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and an equity fund. The following tables list the compensation of all Trustees who received compensation from the Funds, the compensation each received during each Fund's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.




                 Compensation      Compensation  Compensation
 Name            from CAT          from TFCAT     from USTCAT

Vernon R.        $6,967            $4,009          $2,211
Alden

Arthur K.        $6,985            $3,031           $1,833
Carlson

William M.       $6,979            $3,210          $1,941
Cole

Thomas W.        $7,380            $3,402          $1,825
Courtney

Richard W.       $6,250            $3,000          $1,750
Gushman

Stanley W.       $6,250            $3,000          $1,750
Hong

Theodore T.      $7,085            $3,096          $1,835
Mason

Russell K.       $7,029            $3,542          $1,770
Okata

Douglas          $152              $465            $10
tts

Oswald K.        $6,000            $3,000          $1,750
Stender

             Compensation         Number of Aquila Group
             from all funds       boards on which the
             in the Aquila        Trustee serves
Name         Group

Vernon R.    $33,591                    7
Alden

Arthur K.    $34,705                    7
Carlson

William M.   $27,842                    5
Cole

Thomas W.    $27,036                    5
Courtney

Richard W.   $19,050                    4
Gushman

Stanley W.   $20,258                    4
Hong

Theodore T.  $40,290                    8
Mason

Russell K.    $19,492                    4
Okata

Douglas      $1,876                     4
tts

Oswald K.    $17,250                    4
Stender



     The Trust's Administrator is administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of September 30, 1995, these funds had aggregate assets of approximately $2.6 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     For the fiscal year ended March 31, 1995, the CAT, the Trust and USTCAT paid or accrued to the Adviser fees of $1,515,705, $412,599 and $215,004, respectively, and paid or accrued to the Administrator fees of $624,649, $156,612 and $89,228, respectively under the Advisory and Administration Agreements. For USTCAT, the Adviser waived $30,974 and the Administrator waived $10,325 of such fees.

     The Distributor currently handles the distribution of the shares of fourteen funds (six money market funds, seven tax-free municipal bond funds and an equity fund) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. All of the shares of the Distributor are owned by Mr. Herrmann.

     At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned by Mr. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann. In anticipation of this transaction, the Board of Trustees, including a majority of the independent Trustees, has approved a new Distribution Agreement for the Trust with no material change from the currently effective Distribution Agreement.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held five meetings. Except for Mrs. Zen who was absent for medical reasons, all Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 1996. Such selection is submitted to the shareholders for ratification or rejection.

        The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                     APPROVAL OR DISAPPROVAL
             OF A NEW INVESTMENT ADVISORY AGREEMENT
             WHICH WILL PROVIDE FOR PAYMENT OF FEES
          TO TRUSTEES WHO ARE DIRECTORS OF THE ADVISER
                        (Proposal No. 2)


Background and Reasons for the Proposal

     Since the Trust's inception, Hawaiian Trust Company, Limited
(the "Adviser") has supervised the investment program of the Trust and the composition of its portfolio.

        The services of the Adviser are rendered under an Investment Advisory Agreement (the "Current Advisory Agreement"), approved by the shareholders of the Trust on January 6, 1995, which went into effect on September 5, 1995, upon determination by the Board of Trustees that certain changes in the arrangements for fund accounting contemplated by the agreement were satisfactory. The Current Advisory Agreement replaced an advisory agreement with the Adviser then in effect which had the same terms except for the such accounting arrangements.

     The change in the Current Advisory Agreement being proposed will allow the Trust to pay compensation to certain Trustees who are affiliated with the Adviser at the same rate that it pays to its other Trustees. Under the Current Advisory Agreement, the Trust pays no compensation to any of such Trustees and payment of their compensation, if any, is the responsibility of the Adviser.

     Mr. Douglas tts is the only Trustee who would be affected by the change. Mr. tts is currently a Director of the Adviser. He retired as Chairman of its Board in 1994. He receives no compensation from the Adviser for being a Trustee of the Trust. The Trust considers that in view of his long association with the Adviser and his knowledge of Hawaii, Mr. tts makes a valuable contribution to the Board of Trustees and that it is appropriate that he be compensated for his services at the same rate as the Trust's other Trustees.

        If Mr. Philpotts had been compensated at the same rate as the other Trustees during the Trust's last fiscal year, he would have been paid as follows:



                Compensation      Compensation   Compensation
Name            from CAT          from TFCAT     from USTCAT

Douglas        $6,967            $4,009          $2,211
Philpotts

             Compensation         Number of Aquila Group
             from all funds       boards on which the
             in the Aquila        Trustee serves
Name         Group

Douglas      $20,935                    4
Philpotts



        During the Trust's last fiscal year, its total expenses of operations were $775,73. Payment of Trustee's fees to Mr.
Philpotts would have increased overall expenses of operations by
0.0022 of 1%.

        No portion of the payment to Mr. Philpotts will be paid to the Adviser and payment of these fees by the Trust will not result in reduction of any amounts payable, or costs to be borne by the Adviser under the Advisory Agreement. Payment of Trustee's fees to Mr. Philpotts will not result in any increase or decrease in the advisory fee the Trust pays to the Adviser.

     An advisory agreement incorporating the proposed new arrangements (the "New Advisory Agreement") was approved on October 27, 1995, in accordance with the 1940 Act by a vote in person of a majority of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), at a meeting called and held for the purpose of voting on the New Advisory Agreement.

Description of the Advisory Agreement
and the Proposed Changes to it

     Except where necessary to distinguish the current Advisory
Agreement from the New Advisory Agreement, both agreements are referred to as the Advisory Agreement.

     The Advisory Agreement of the Trust provides, subject to the control of the Board of Trustees, for investment supervision by the Adviser. The Adviser furnishes information as to the Trust's portfolio securities to any provider of fund accounting services to the Trust; monitors records of the Trust as to the Trust's portfolio, including prices, maintained by such provider of such services; and supplies at its expense, monthly or more frequently as may be necessary, pricing of the Trust's portfolio based on available market quotations using a pricing service or other source of pricing information satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Current Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the New Advisory Agreement, this provision would be modified to provide that if any Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Trust's Administration Agreement or by the Trust's principal underwriter are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes, and non-recurring expenses, including litigation.

        Under the Advisory Agreement, the Trust pays a fee, payable monthly and computed on the net asset value of the Trust as of the close of business each business day, at the annual rate of 0.27 of 1% of such net assets up to $95 million, and on net assets above that amount at an annual rate of 0.33 of 1% of such net assets. However, the total fees which the Trust pays are at the annual rate of 0.40 of 1% of such net assets, since the Administrator also receives a fee from the Trust the Administration Agreement as discussed below. The Adviser and/or Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of either fee.

     The Adviser agrees that its fee shall be reduced, but not below zero, by an amount equal to the pro-rata portion (based upon the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The New Advisory Agreement will go into effect upon approval of the Trust's shareholders and will continue until the June 30, next preceding the second anniversary of such approval, that is until June 30, 1997, and from year to year thereafter, but only so long as such continuance is specifically approved in accordance with the 1940 Act; under the 1940 Act such continuance must be approved annually by the vote of the Board of Trustees including a majority of the Trust's Independent Trustees cast in person at a meeting called for the purpose of such approval, or by the vote of a majority of the Trust's Independent Trustees and the vote of the holders of a majority (as defined in the 1940
Act) of the Trust's shares. The Advisory Agreement may not be amended except by such a vote of the Trustees and shareholders.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as defined in the agreement).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Trust's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser, acting as agent for the Trust, shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, Administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

     During the Trust's fiscal year ended March 31, 1995, all of its transactions were principal transactions and no brokerage commissions were paid.

Information about the Adviser

     The Adviser, a Hawaii corporation organized in 1898, is the largest trust company in the state of Hawaii in terms of assets under administration. As of July 1, 1995, the Adviser had over $11 billion of clients' assets under administration. The Adviser is not authorized to, and does not, carry on a banking business. The Adviser is a wholly-owned subsidiary of Bank of Hawaii, all of whose shares are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's directors (each of whom owns qualifying shares as required by Hawaii law). The address of Bank of Hawaii and Bancorp is 130 Merchant Street, Honolulu, Hawaii 96813. Bancorp is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. Bancorp files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

     The principal executive officer of the Adviser is Walter J. Laskey, President and a director of the Adviser; his address is 130 Merchant Street, Honolulu, Hawaii 96813. The other directors of the Adviser (each of whom has the same address, except as indicated) are Douglas tts, H. Howard Stephenson, retired Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, Lawrence M. Johnson, Chairman and Chief Executive Officer of Bancorp and of Bank of Hawaii, William E. Aull, retired President and Chief Executive Officer of Hawaiian Trust Company, Limited, 187 Dowsett Avenue, Honolulu, Hawaii 96817, Herbert M. Richards, President and Manager of Kahua Ranch, Ltd. and K. Tim Yee, President of The Queen Emma Foundation, 615 Piikoi Street, Suite 701, Honolulu, Hawaii, 96814.

     The Adviser, the Administrator and the Distributor have entered into non-binding principles of cooperation, with the approval of the Board of Trustees, relating to various matters including an agreement to consult with each other with respect to suggested nominations to the Board of Trustees, recognizing that ultimate selection of nominees as "Independent Trustees" within the meaning of the Trust's Distribution Plan is to be made by the Independent Trustees. In addition, the Trust has entered into separate agreements with the Adviser, the Administrator and the Distributor under which the service providers have respectively agreed not to serve in the same capacities for any mutual fund with the same objectives as the Trust under the circumstances described in these agreements.

     The Adviser acts in the same capacity for the following other investment companies with similar objectives. Their approximate net assets as of January 5, 1996, were as follows:
CAT, approximately $334 million and USTCAT, approximately $81 million. The Adviser is currently paid a fee by each of CAT and USTCAT at the annual rate of 0.33 of 1% and 0.27 of 1% of their net assets up to $325 million and $60 million, respectively, and at a rate of 0.43 and 0.33 of 1% over those amounts. The Administrator is currently paid a fee by each of CAT and USTCAT at the annual rate of 0.17 of 1% and 0.13 of 1% of their net assets up to $325 million and $60 million, respectively, and at a rate of 0.07 of 1% over those amounts.

     The shareholders of the other two series of the Business
Trust, CAT and USTCAT are also being asked to approve the same change in the advisory agreement each has with the Adviser.

Action Requested

               THE BOARD OF TRUSTEES RECOMMENDS
               THAT PROPOSAL NO. 2, THE PROPOSED
               NEW ADVISORY AGREEMENT, BE
               APPROVED.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust.

     If the required votes are not obtained at the Meeting or any adjourned meeting or meetings, the Board of Trustees will consider appropriate action, which could include calling another special meeting of shareholders.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                         EXHIBIT A

TOTAL NUMBER OF SHARES OUTSTANDING TOGETHER WITH THE HOLDINGS OF
SHAREHOLDERS WITH MORE THAN 5% OF THE OUTSTANDING SHARES OF THE
BUSINESS TRUST AS A WHOLE AND OF EACH OF ITS THREE PORTFOLIOS AS
                    OF JANUARY 5, 1996

                        ============


                                             Pacific Capital
                         Business Trust:     Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited,
Financial Plaza
of the Pacific,
Honolulu,                286,057,920         151,472,568
Hawaii                   (50.6%)             (45.4%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               208,424,312         159,758,611
Missouri                 (36.9%)             (47.9%)


BHC Securities Inc.,
2005 Market St.,
Philadelphia,            50,760,865          21,615,745
Pennsylvania             (9.0%)              (6.5%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          None
New Jersey               *


TOTAL SHARES
OUTSTANDING              565,525,279         333,566,618



                         Pacific Capital     Pacific Capital
                         Tax-Free Cash       U.S. Treasuries
                         Assets Trust:       Cash Assets Trust
                         Shares owned        Shares owned
                         and % of            and % of
Name and Address         total shares        total shares

Hawaiian Trust
Company, Limited
Financial Plaza
of the Pacific
Honolulu,                74,588,075          59,997,276
Hawaii                   (49.3%)             (74.5%)


Mercantile
Bank, N.A.,
P.O. Box 387
St. Louis,               38,575,401          10,090,300
Missouri                 (25.5%)             (12.5%)


BHC Securities, Inc.,
2005 Market St.,
Philadelphia,            18,743,894          10,401,226
Pennsylvania             (12.4%)             (12.9%)


First Fidelity
Bank, N.A.,
765 Broad St.,
Newark,                  15,547,174          none
New Jersey               (10.3%)


TOTAL SHARES
OUTSTANDING              151,390,124         80,568,537

 *  N/A -- Less than 5% of the portfolio

                         PACIFIC CAPITAL
                   TAX-FREE CASH ASSETS TRUST

          PROXY FOR SHAREHOLDERS MEETING MARCH 22, 1996

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of TAX-FREE CASH ASSETS TRUST (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M.
W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Cash Assets Trust, of which the Trust is a portfolio, to be held on March 22, 1996 at the offices of the Trust, 380 Madison Avenue, New York, NY 10017 at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.


          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; ARTHUR K. CARLSON;
WILLIAM M. COLE; THOMAS W. COURTNEY; RICHARD W. GUSHMAN, II;
STANLEY W. HONG; THEODORE T. MASON; RUSSELL K. OKATA;
DOUGLAS TTS; OSWALD K. STENDER;


                 Ratification of selection of KPMG Peat Marwick
                 LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



                 Action on new advisory agreement
                 to authorize payment of fees to
                 Trustees who are Directors of the Adviser;
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]




                 Dated:  ____________  ______, 1996
                            Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.